EXHIBIT 32.2

            CERTIFICATION OF CHIEF FINANCIAL OFFICER
         PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
    PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Robert Scherne, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Dentalserv.com on Form 10-QSB, for the quarter ended March 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Dentalserv.com


                                 /S/  Robert Scherne
                                 ---------------------------
                                 Robert Scherne
                                 Chief Financial Officer
                                 Dentalserv.com

May 14, 2007








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